UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2008

AVP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)

005-79737 (Commission file number)	98-0142664 (I.R.S. employer identification number)

6100 Center Drive, Suite 900, Los Angeles, California (Address of principal executive offices)	90045 (Zip Code)

Registrant’s telephone number, including area code: (310) 426-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 27, 2008, Jeffrey Jacobs resigned as a member of the Board of Directors of AVP, Inc., effective on such date.

SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVP, INC.

Date: September 3, 2008	By:	/s/ Jeffrey Benz
Jeffrey Benz
Chief Administrative Officer, Secretary and General Counsel